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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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    / /  Soliciting Material Pursuant to Section 240.14a-12

                            Genzyme Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[LOGO]                                          GENZYME CORPORATION
                                                ONE KENDALL SQUARE
                                                CAMBRIDGE, MA 02139-1562, U.S.A.
                                                617-252-7500
                                                FAX 617-252-7600




                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                               HAS BEEN ADJOURNED

                         NEW MEETING DATE: JUNE 20, 2000
                                 TIME: 2:00 P.M.
                           PLACE: GENZYME CORPORATION
                               ONE KENDALL SQUARE
                               CAMBRIDGE, MA 02139


May 30, 2000


Dear Stockholder,

         We have previously sent you material relating to the Annual Meeting of Stockholders of Genzyme Corporation, that was held on May 25, 2000. The meeting has been adjourned until Tuesday, June 20, 2000 in order to allow sufficient time to obtain the additional voting needed to pass the third proposal submitted for your approval.

         This proposal is an amendment to our corporate charter to modify the terms of the Genzyme Molecular Oncology, Genzyme Surgical Products and Genzyme Tissue Repair common stock. The required vote to pass the amendment for each series of stock is a majority of the outstanding shares for that series. Without specific voting instructions from you, your broker can not vote your shares for you on this proposal.

         Your vote is urgently needed to avoid the continued expense of additional solicitations on this proposal. Please sign, date and mail the enclosed proxy card today using the enclosed postage paid envelope provided. For your convenience, if you have internet access, you may vote online at our proxy voting web site, http://www.eproxyview.com/genz. You may vote from this web site regardless of which series of stock you own. You will need the control number from your ballot form to properly register your vote online.

         We appreciate your cooperation in this matter.



By Order of the Board of Directors
PETER WIRTH, CLERK